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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2001

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




          DELAWARE                     1-11234                76-0380342
(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


                          One Allen Center, Suite 1000
                                500 Dallas Street
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On April 18, 2001, Kinder Morgan Energy Partners, L.P. issued a press release, a copy of which is included herewith as Exhibit 99(a).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99(a) Press release of Kinder Morgan Energy Partners, L.P. dated April 18, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KINDER MORGAN ENERGY PARTNERS, L.P.

                                     By:   KINDER MORGAN G.P., INC.,
                                           its general partner


         Dated: May 2, 2001          By:   /s/ JOSEPH LISTENGART
                                        ----------------------------------------
                                           Joseph Listengart
                                           Vice President, General Counsel and
                                           Secretary


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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         99(a)    Press release of Kinder Morgan Energy Partners, L.P. dated
                  April 18, 2001.